                                                                   EXHIBIT 10.28

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT. SEE ALSO SECTIONS 3, 6 AND 8.1 HEREOF.

No. __-                                                             Void after
                                                             December 10, 2005

                           WARRANT TO PURCHASE SHARES
                                OF CAPITAL STOCK

                                       of

                     DISCOVERY PARTNERS INTERNATIONAL, INC.

            THIS CERTIFIES THAT, for value received together with its successors and assigns (the "Holder") is entitled to subscribe for and purchase, on the terms hereof, a calculated number of shares of capital stock of Discovery Partners International, Inc., a California corporation (the "Company"), subject to adjustment as provided herein.

            This Warrant is subject to the following terms and conditions:

            1. Promissory Note and Warrant Purchase Agreement. This Warrant is one of a series of Warrants issued pursuant to that certain Promissory Note and Warrant Purchase Agreement dated December 10, 1999 (the "Purchase Agreement") by and among the Company, the Holder and the other holders of Warrants and promissory notes issued in connection with the Purchase Agreement. Pursuant to the Purchase Agreement, the Company also issued the Holder that certain Promissory Note dated December 10, 1999 (the "Note").

            2. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the capital stock covered hereby (the "Warrant Stock") may be purchased, are as follows:

            2.1 Term. Subject to the terms hereof, this Warrant may be exercised, in whole or in part, at any time; provided, however, that in no event may this Warrant be exercised later than 5:00 p.m. (Pacific Time) on the earliest of (A) the close of business on December 10,

2005, (B) (i) the closing of the acquisition of the Company by another entity by means of a transaction or series of related transactions or (ii) the closing of the sale of all or substantially all of the assets of the Company, unless the Company's shareholders of record prior to such acquisition or sale shall hold at least fifty percent (50%) of the voting power of the acquiring or surviving entity immediately after such acquisition or sale, or (C) the initial underwritten public offering of the Company's common stock (the "Common Stock") (the "Exercise Period"). At least ten (10) days prior to the occurrence of an event specified in (B) or (C) of this Section 2.1, the Company shall send to the Holder notice of such event and that the Holder's rights under this Warrant shall terminate upon the occurrence of such event; provided, that if the Company sends such notice less than ten (10) days prior to the occurrence of such event, the Holder's right to exercise this Warrant shall be extended for a period of ten (10) days after the date of the notice, after which time the Holder's rights under this Warrant shall terminate.

            2.2 Number of Shares. This Warrant may be exercised for the number of shares of the next series of preferred stock of the Company to be created and issued (the "Preferred Stock") equal to the following:

                  (A/B)  x  .05  x  C
                  -------------------
                           D

      Where:      A   = the total number of elapsed days from December 10,
                        1999 to the date (the "Note Termination Date") the
                        Note is paid or prepaid in full pursuant to the terms thereof (such number in no case to exceed 110) [For purposes of this Section 2.2, if the Note Termination Date has not occurred by the time this Warrant is exercised, the date of exercise shall be deemed the Note Termination Date]

                  B   = 365/12

                  C   = the original principal amount of the Note

                  *D  = $5.00

            * The parties hereto acknowledge that this in no way is an attempt to identify the fair market value of shares of the Preferred Stock, but is rather an arbitrary assignment of value for the purposes of this Warrant only.

However, it is understood that the Company has no obligation ever to create and issue a next series of preferred stock; and if the Company does not do so, then this Warrant shall never be exercisable.

            2.3 Purchase Price. The per share purchase price for the shares of the Preferred Stock to be issued upon exercise of this Warrant shall be, subject to adjustment as provided herein, $5.00. The parties hereto acknowledge that this in no way is an attempt to identify the fair market value of shares of the Preferred Stock, but is rather an arbitrary assignment of value for the purposes of this Warrant only.

            2.4 Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of a subscription attached hereto, to the Company at its principal offices and (b) the delivery of the purchase price by check or bank draft payable to the Company's order or by wire transfer to the Company's account for the number of shares for which the purchase rights hereunder are being exercised or any other form of consideration approved by the Company's Board of Directors. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided herein or at such later date as may be specified in the executed form of subscription, and at such time the person or persons in whose name or names any certificate or certificates for shares of the Preferred Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

            2.5 Net Issuance.

                  2.5.1 Right to Convert. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into the Preferred Stock as provided in this Section 2.5 at any time or from time to time during the Exercise Period after the initial creation and issuance of the Preferred Stock.

                        Upon exercise of the Conversion Right with respect to a particular number of shares subject to the Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Preferred Stock computed using the following formula:

                        S = T (U - V)
                            ---------
                                U

                  Where S  =  the number of shares of the
                              Preferred Stock to be delivered to
                              the Holder

                        T  =  the number of Converted Warrant Shares

                        U = the per share fair market value of the Preferred Stock (after adjusting back out for any of the adjustments set forth in Section 4 hereof) on the Conversion Date (as defined below)

                        *V  = $5.00.

            * The parties hereto acknowledge that this in no way is an attempt to identify the fair market value of shares of the Preferred Stock, but is rather an arbitrary assignment of value for the purposes of this Warrant only.

The Conversion Right may only be exercised with respect to a whole number of shares subject to the Warrant. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as defined below). Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrant.

                  2.5.2 Method of Exercise. The Conversion Right may be exercised by the Holder by the surrender of the Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the total number of shares under the Warrant that the Holder is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder promptly following the Conversion Date.

                  2.5.3 Determination of Fair Market Value. For purposes of this
Section 2.5, fair market value of a share of the Preferred Stock on the Conversion Date shall mean the fair market value as determined by the Board of Directors of the Company.

            3. Limit on Rights of the Holder upon Exercise. The Holder acknowledges and agrees that upon the exercise of this Warrant in full or in part, the following provisions shall apply to the rights of the Holder as a holder of the Preferred Stock and of any Common Stock into which it is convertible or converted.

            3.1 Market Stand-Off Agreement. During the period of duration (not to exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, as amended (the "Act"), the Holder shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to transferees or donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that this Section 3.1 shall be applicable only to the first such registration statement of the Company pursuant to which Common Stock (or other securities) of the Company are to be sold on its behalf to the public in an underwritten offering, and (b) all officers and directors of the Company enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

            4. Adjustments to Exercise Price. The number of shares of the Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this

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Warrant and the exercise price hereunder shall be subject to adjustment from time to time upon the happening of certain events, as follows:

            4.1 Dividends, Distributions, Stock Splits or Combinations. If the Company shall at any time or from time to time after the date hereof make or issue, or fix a record date for the determination of shareholders entitled to receive, a dividend or other distribution payable in additional shares of the Preferred Stock, then and in each such event the exercise price hereunder then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the exercise price hereunder then in effect by a fraction: (a) the numerator of which shall be the total number of shares of the Preferred Stock (assuming the conversion of all outstanding securities of the Company that are convertible into the Preferred Stock and the exercise of all options and warrants to purchase the Preferred Stock or securities that are convertible into the Preferred Stock) issued and outstanding immediately prior to the time of issuance or the close of business on such record date; and (b) the denominator of which shall be the total number of shares of the Preferred Stock (assuming the conversion of all outstanding securities of the Company that are convertible into the Preferred Stock and the exercise of all options and warrants to purchase the Preferred Stock or securities that are convertible into the Preferred Stock) issued and outstanding immediately after the time of issuance or the close of business on such record date. If the Company shall at any time subdivide the outstanding shares of the Preferred Stock, or if the Company shall at any time combine the outstanding shares of the Preferred Stock then the exercise price hereunder immediately shall be decreased proportionally (in the case of a subdivision) or increased proportionally (in the case of a combination). Any such adjustment shall become effective at the close of business on the date the subdivision or combination becomes effective.

            4.2 Reclassification or Reorganization. If the Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in Section 4.1 above, or a reorganization, merger, consolidation or sale of assets provided for in Section 4.3 below), then and in each such event the Holder shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, to which a holder of the number of shares of the Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change, all subject to further adjustment as provided herein.

            4.3 Merger, Consolidation or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Preferred Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets and properties to any other person or entity, then as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon the exercise of this Warrant, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of the number of shares of the Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, merger, consolidation or sale.

            4.4 Notice of Adjustments and Record Dates. The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the exercise price hereunder and the number of shares of the Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based. In the event of any taking by the Company of a record of the holders of the Preferred Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall notify the Holder in writing of such record date at least ten (10) days prior to the date specified therein.

            4.5 No Impairment. The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (a) shall at all times reserve and keep available a number of its authorized shares of the Preferred Stock, free from all preemptive rights therein, which shall be sufficient to permit the exercise of this Warrant and (b) shall take all such action as may be necessary or appropriate in order that all shares of the Preferred Stock as may be issued pursuant to the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

            5. Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense shall execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

            6. Investment Intent. Unless a current registration statement under the Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, the Holder shall deliver to the Company a written statement that the securities acquired by the Holder upon exercise hereof are for the own account of the Holder for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering or distributing such securities (or any portion thereof).

            7. No Rights or Liability as a Shareholder. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase the Preferred

Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a shareholder of the Company.

      8.    Miscellaneous.

            8.1 Transfer of Warrant. This Warrant shall not be transferable or assignable in any manner and no interest shall be pledged or otherwise encumbered by Holder without the express written consent of the Company, and any such attempted disposition of this Warrant or any portion hereof shall be of no force or effect.

            8.2 Titles and Subtitles. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

            8.3 Notices. Any notice required or permitted under this Warrant shall be given in writing and in accordance with Section 6.3 of the Purchase Agreement (for purposes of which, the term "Investor" shall mean Holder hereunder), except as otherwise expressly provided in this Warrant.

            8.4 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

            8.5 Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of Warrants representing together the right to purchase at least fifty-one percent (51%) of all of the Preferred Stock of the Company subject to purchase pursuant to all of the Warrants and in accordance with the Purchase Agreement. Any amendment or waiver effected in accordance with this Section 8.5 shall be binding upon the Holder of this Warrant (and of any securities for which this Warrant is exercisable or into which this Warrant is convertible), each future holder of all such securities, and the Company.

            8.6 Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            8.7 Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

Date:  December 10, 1999              DISCOVERY PARTNERS INTERNATIONAL, INC., a
                                      California Corporation

                                 By:
                                      ------------------------------------------
                                      Jack Fitzpatrick, Chief Financial Officer

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                                   SCHEDULE 1

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

To:   DISCOVERY PARTNERS INTERNATIONAL, INC.

            The undersigned, the holder of the Warrant attached hereto, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ____________* shares of the Preferred Stock of Discovery Partners International, Inc., and herewith makes payment of $____________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________, whose address is ___________________________.


                                          ______________________________________
                                          (Signature must conform in all
                                          respects to name of the Holder as
                                          specified on the face of the
                                          Warrant)


                                          ______________________________________
                                                      (Print Name)


                                          ______________________________________
                                                        (Address)

Dated: _______________

----------

* Insert here the number of shares as to which the Warrant is being exercised.

                                   SCHEDULE A

Warrant No.             Warrant Holder
-----------             --------------
99-1                    Enterprise Partners III, L.P.
99-2                    Enterprise Partners III Associates, L.P.
99-3                    Mayfield VIII
99-4                    Mayfield Associates Fund II